Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-K of EcoEmissions Solutions, Inc. for the Year Ended February 28, 2010, I Thomas L. Crom, Chief Financial Officer of EcoEmissions Solutions, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the Year ended February 28, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Annual Report on Form 10-K for the Year Ended February 28, 2010, fairly presents, in all material respects, the financial condition and results of operations of EcoEmissions Solutions, Inc.

By:         /s/ Thomas L. Crom
              Thomas Crom
              Chief Financial Officer

Dated:   June 10, 2010